EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of China Industrial Waste Management, Inc. (the “Company”) on Form 10-QSB for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dong Jinqing, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:

November 19, 2007

By: /s/ Dong Jinqing

Dong Jinqing

Chief Executive Officer

and Chief Financial Officer

      A signed original of this written statement required by Section 906 has been provided to China Industrial Waste Management Inc. and will be retained by China Industrial Waste Management Inc. and furnished to the Securities and Exchange Commission or its staff upon request.